SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2006
United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
63 Highway 515, P.O. Box 398
Blairsville, Georgia 30512
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(706) 781-2265
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	Results of Operation and Financial Condition
On July 25, 2006, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the second quarter ended June 30, 2006 (the “News Release”). The News Release, including financial schedules, is attached as Exhibit 99.1 to this report. In connection with issuing the News Release, on July 25, 2006 at 11:00 a.m. EST, the Registrant intends to hold a conference call/webcast to discuss the News Release.

Item 9.01	Financial Statements and Exhibits
(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Exhibits:
99.1	Press Release, dated July 25, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex S. Schuette

Rex S. Schuette
Executive Vice President and
July 25, 2006	Chief Financial Officer